UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 16, 2002

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-B Owner Trust

(Exact name of registrant as specified in its charter)

Delaware	333-51224-01	95-4831541
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)
Registrant's telephone number, including area code: (310) 719-8583

Exhibit Index is on Page 4

Item 5.	Other Events.

On September 16, 2002, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of April 17, 2002 (the "Agreement"), among Nissan Auto Receivables 2002-B Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2002-B Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicer's Certificate for the month of August 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2002-B OWNER TRUST
By: Nissan Auto Receivables Corporation II
By:	/s/
Name: Title:	Joji Tagawa Treasurer

September 27, 2002

EXHIBIT INDEX
Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of August 2002	5

Nissan Auto Receivables 2002-B Servicer's Certificate for the month of August 2002	Exhibit 99.1

Collection Period	Aug-02	30/360 Days	30
Distribution Date	16-Sep-02	Actual/360 Days	32

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,623,861,765.57	1,439,262,878.06	1,391,357,134.42	0.856820
Total Securities		1,623,861,765.57	1,439,262,878.06	1,391,357,134.42	0.856820
Class A-1 Notes	2.09000%	430,000,000.00	245,401,112.49	197,495,368.85	0.459292
Class A-2 Notes	3.07000%	360,000,000.00	360,000,000.00	360,000,000.00	1.000000
Class A-3 Notes	3.99000%	465,000,000.00	465,000,000.00	465,000,000.00	1.000000
Class A-4 Notes	4.60000%	279,549,000.00	279,549,000.00	279,549,000.00	1.000000
Certificates	0.00000%	89,312,765.57	89,312,765.57	89,312,765.57	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	47,905,743.64	455,900.73	111.4087061	1.0602343
Class A-2 Notes	0.00	921,000.00	-	2.5583333
Class A-3 Notes	0.00	1,546,125.00	-	3.3250000
Class A-4 Notes	0.00	1,071,604.50	-	3.8333333
Certificates	0.00	0.00	-	-
Total Securities	47,905,743.64	3,994,630.23

I. COLLECTIONS

Interest:

Interest Collections	6,282,053.12
Repurchased Loan Proceeds Related to Interest	0.00
Total Interest Collections	6,282,053.12

Principal:
Principal Collections	46,796,337.56
Repurchased Loan Proceeds Related to Principal	0.00
Total Principal Collections	46,796,337.56

Recoveries of Defaulted Receivables	357,028.87
Investment Earnings on Yield Supplement Account	29,961.15
Release from the Yield Supplement Account	1,494,639.86
Servicer Advances	0.00

Total Collections	54,960,020.56

II. COLLATERAL POOL BALANCE DATA
	Number	Amount
Pool Balance - Beginning of Period	92,179	1,439,262,878.06
Total Principal Collections		46,796,337.56
Principal Amount of Gross Losses		1,109,406.08
Pool Balance - End of Period	90,763	1,391,357,134.42

III. DISTRIBUTIONS
Total Collections	54,960,020.56
Reserve Account Draw	0.00
Total Available for Distribution	54,960,020.56

1. Reimbursement of Advance	9,693.23

2. Servicing Fee:
Servicing Fee Due	1,199,385.73
Servicing Fee Paid	1,199,385.73
Servicing Fee Shortfall	0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall	0.00
Class A-1 Notes Interest on Interest Carryover Shortfall	0.00
Class A-1 Notes Monthly Interest Distributable Amount	455,900.73

Class A-1 Notes Monthly Interest Paid	455,900.73
Change in Class A-1 Notes Interest Carryover Shortfall	0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall	0.00
Class A-2 Notes Interest on Interest Carryover Shortfall	0.00
Class A-2 Notes Monthly Interest Distributable Amount	921,000.00

Class A-2 Notes Monthly Interest Paid	921,000.00
Change in Class A-2 Notes Interest Carryover Shortfall	0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall	0.00
Class A-3 Notes Interest on Interest Carryover Shortfall	0.00
Class A-3 Notes Monthly Interest Distributable Amount	1,546,125.00

Class A-3 Notes Monthly Interest Paid	1,546,125.00
Change in Class A-3 Notes Interest Carryover Shortfall	0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall	0.00
Class A-4 Notes Interest on Interest Carryover Shortfall	0.00
Class A-4 Notes Monthly Interest Distributable Amount	1,071,604.50

Class A-4 Notes Monthly Interest Paid	1,071,604.50
Change in Class A-4 Notes Interest Carryover Shortfall	0.00

Total Note Monthly Interest
Total Note Monthly Interest Due	3,994,630.23
Total Note Monthly Interest Paid	3,994,630.23
Total Note Interest Carryover Shortfall	0.00
Change in Total Note Interest Carryover Shortfall	0.00

Total Available for Principal Distribution	49,756,311.36

4. Total Monthly Principal Paid on the Notes	47,905,743.64

Total Noteholders' Principal Carryover Shortfall	0.00
Total Noteholders' Principal Distributable Amount	47,905,743.64
Change in Total Noteholders' Principal Carryover Shortfall	0.00

5. Total Monthly Principal Paid on the Certificates	0.00

Total Certificateholders' Principal Carryover Shortfall	0.00
Total Certificateholders' Principal Distributable Amount	0.00
Change in Total Certificateholders' Principal Carryover Shortfall	0.00

Remaining Available Collections	1,850,567.72
Deposit from Remaining Available Collections to fund Reserve Account	0.00
Remaining Available Collections Released to Seller	1,850,567.72

IV. YIELD SUPPLEMENT ACCOUNT
Beginning Yield Supplement Account Balance	26,651,516.18
Release to Collection Account	1,494,639.86
Ending Yield Supplement Account Balance	25,156,876.32

V. RESERVE ACCOUNT
Initial Reserve Account Amount	8,119,308.83
Required Reserve Account Amount	12,178,963.24
Beginning Reserve Account Balance	12,178,963.24
Ending Reserve Account Balance	12,178,963.24

Reserve Account Triggers	Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage	2.00%	0.09%	Pass
Average Three Period Charge Off Rate	3.25%	0.49%	Pass
Required Reserve Account Amount for Next Period	12,178,963.24

VI. POOL STATISTICS
Weighted Average Coupon	5.23%
Weighted Average Remaining Maturity	45.66

Principal Recoveries of Defaulted Receivables	357,028.87
Principal on Defaulted Receivables	1,109,406.08
Pool Balance at Beginning of Collection Period	1,439,262,878.06
Net Loss Ratio	0.63%

Net Loss Ratio for Second Preceding Collection Period	0.19%
Net Loss Ratio for Preceding Collection Period	0.66%
Net Loss Ratio for Current Collection Period	0.63%
Average Net Loss Ratio	0.49%

Cumulative Net Losses for all Periods	2,160,766.95
Delinquent Receivables:	Amount	Number
31-60 Days Delinquent	9,309,965.17	564
61-90 Days Delinquent	1,297,239.05	78
91-120 Days Delinquent	217,689.82	13
Total Delinquent Receivables:	10,824,894.04	655
60+ Days Delinquencies as Percentage of Receivables	0.11%	0.10%

Delinquency Ratio for Second Preceding Collection Period		0.08%
Delinquency Ratio for Preceding Collection Period		0.10%
Delinquency Ratio for Current Collection Period		0.10%
Average Delinquency Ratio		0.09%